Organization, Consolidation and Principal Activities - Summary of Assets and Liabilities of the VIE's after elimination within the VIE structure included in the Company's consolidated balance sheets (Parenthetical) (Details)
¥ in Thousands, $ in Thousands
	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
VIE
Organization, Consolidation and Principal Activities
Net asset balance	¥ 430,931	$ 59,036	¥ 406,087